UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)—April 1, 2019

ENVESTNET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 East Wacker Drive, Suite 2400 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)
(312) 827-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $0.005 per share	ENV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Envestnet, Inc. (“Envestnet”) solely for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Envestnet with the Securities and Exchange Commission (“SEC”) on April 4, 2019 (the “Original Form 8-K”) in connection with the completion of the acquisition by Tamarac Inc., a subsidiary of Envestnet, of the PortfolioCenter Business (“PortfolioCenter”) of Performance Technologies, Inc., a subsidiary of the Charles Schwab Corporation. As indicated in the Original Form 8-K, this Current Report on Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The following financial statements of the PortfolioCenter Business are being filed as an exhibit to this amendment and are included herein:
Exhibit 99.1 — PortfolioCenter Business of Performance Technologies, Inc. audited abbreviated financial statements, including the independent auditors’ report, as of and for the years ended December 31, 2018 and 2017.
Pursuant to a letter dated March 14, 2019, from the staff of the Division of Corporation Finance of the Securities and Exchange Commission, the staff stated that it would not object to the filing of the Abbreviated Combined Financial Statements in satisfaction of Rule 3-05 of Regulation S-X as described in Note 1 to the Abbreviated Combined Financial Statements.
(b) Unaudited pro forma financial information.
The following pro forma financial information is being filed as an exhibit to this amendment and is included herein:
Exhibit 99.2 — Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of and for the year ended December 31, 2018.
(d) Exhibits.
The following exhibits are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, Independent Auditors.
99.1
Audited abbreviated financial statements of the PortfolioCenter Business of Performance Technologies, Inc. as of and for the years ended December 31, 2018 and 2017, and Independent Auditors’ Report thereon.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of and for the year ended December 31, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 7, 2019

ENVESTNET, INC.

By:	/s/ Peter H. D'Arrigo
Name:	Peter H. D'Arrigo
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, Independent Auditors.
99.1
Audited abbreviated financial statements of the PortfolioCenter Business of Performance Technologies, Inc. as of and for the years ended December 31, 2018 and 2017, and Independent Auditors’ Report thereon.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes for Envestnet, Inc. as of and for the year ended December 31, 2018.